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                                  EXHIBIT 99.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                      AS ADOPTED PURSUANT TO SECTION 906 OF
                         THE SARBANES-OXLEY ACT OF 2002

       In connection with the Quarterly Report of Sonus Networks, Inc. (the "Company") on Form 10-Q for the period ending June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned, Hassan M. Ahmed, President and Chief Executive Officer and Stephen J. Nill, Chief Financial Officer, Vice President of Finance and Administration and Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

       (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

       (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



         /s/ Hassan M. Ahmed                      /s/ Stephen J. Nill
-------------------------------------    ------------------------------------
           Hassan M. Ahmed                         Stephen J. Nill
         PRESIDENT AND CHIEF                   CHIEF FINANCIAL OFFICER,
          EXECUTIVE OFFICER                  VICE PRESIDENT OF FINANCE AND
                                              ADMINISTRATION AND TREASURER



Dated:  August 14, 2002                  Dated:  August 14, 2002